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                                Supplement to the
          Schwab Equity Index Funds Prospectus dated February 29, 2000
                               Schwab S&P 500 Fund


The Board of Trustees of Schwab Capital Trust previously approved the adoption of a 0.75% redemption fee on shares of the Schwab S&P 500 Fund sold 180 days or less after purchase. This fee is referred to as the Redemption Fee and is payable to the fund in order to compensate it for the portfolio management and other related costs associated with frequent purchase and sale activity of fund shares.

The Redemption Fee program will be operative as of February 28, 2001. Accordingly, and notwithstanding earlier communications to the effect that the Redemption Fee program would begin September 15, 2000, the Redemption Fee will be payable only with regard to redemptions of shares held for 180 days or less where the shares were purchased on or after February 28, 2001.

Thus, the following information has been added to the fee table under the heading "Fund Fees and Expenses:"

Fee Table (%)

--------------------------------------------------------------------------------------------------------------
                                                             INVESTOR           SELECT
                                                              SHARES            SHARES(R)         e.SHARES(R)
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------
Redemption fee, charged only on shares you sell 180            0.75               0.75               0.75
days or less after buying them, and paid directly to
the fund.+


      +     This fee applies only to shares purchased on or after 02/28/01.

The following information has been modified in the "Selling/Exchanging Shares" section:

      - As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

Please retain this supplement for future reference.

TF8685 (12/8/00)